UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2017

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 9, 2017. For more information on the following proposals, see the Company’s proxy statement dated March 30, 2017. At the Company’s Annual Meeting, the following proposals were adopted by the votes specified below:

(a) The following nine (9) directors were elected to serve until our 2018 Annual Meeting of Shareholders and received the number of votes listed opposite each of their names below:

	Number of Shares	Number of Shares	Number of Shares	Broker Non-Votes
	Voted For	Voted Against	Abstained
James C. Foster	38,283,813	1,204,425	115,255	1,927,504
Robert J. Bertolini	39,164,988	327,909	110,596	1, 927,504
Stephen D. Chubb	38,832,169	660,558	110,766	1, 927,504
Deborah T. Kochevar	38,508,124	985,369	110,000	1, 927,504
George E. Massaro	39,018,756	475,839	108,898	1, 927,504
George M. Milne, Jr.	33,262,119	6,331,442	9,932	1, 927,504
C. Richard Reese	38,972,763	521,887	108,843	1, 927,504
Craig B. Thompson	38,492,641	999,535	111,317	1, 927,504
Richard F. Wallman	35,008,916	4,485,565	109,012	1, 927,504

(b) The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
38,617,406	902,734	83,353	1,927,504

(c) The shareholders voted for one year with respect to the frequency with which shareholders are provided a non-binding, advisory vote on compensation paid to our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
34,954,363	13,858	4,552,989	82,283	1,927,504

As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

(d) The shareholders approved the Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
39,028,241	481,840	93,412	1,927,504

(e) The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2017.

For	Against	Abstain	Broker Non-Votes
41,043,128	473,317	14,552	0

(f) The shareholders did not approve the shareholder proposal submitted by PETA to prohibit conducting business with certain dealers and laboratories who violate the Animal Welfare Act or are under investigation by the U.S. Department of Agriculture Investigative Enforcement Services.

For	Against	Abstain	Broker Non-Votes
1,003,735	37,578,697	1,021,061	1,927,504

Computershare Trust Company, N.A., our transfer agent, acted as independent proxy tabulator and Inspector of Election at the Annual Meeting of Shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

May 11, 2017	By:	Karen Queen Stern

Name: Karen Queen Stern
Title: Assistant Secretary/Corporate Counsel